UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2020

MATERION CORPORATION

(Exact name of registrant as specified in its charter)

Ohio 001-15885 34-1919973

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
6070 Parkland Blvd., Mayfield Hts., Ohio 44124

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (216) 486-4200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value MTRN New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 13, 2020, Materion Corporation (the "Company") held its 2020 Annual Meeting of Shareholders (the "Annual Meeting"). Set forth below are the proposals voted upon and the final voting results.

As of the record date of the Annual Meeting, there were 20,340,387 shares of common stock outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting 18,680,359, or approximately 92% of the outstanding common shares entitled to vote were represented in person or by proxy. Those shares were voted as follows:

(1) Election of Directors.
The following individuals were nominated in 2020 to serve as directors until 2021. All nominees were elected. The results were as follows:

Director	For	Against	Abstain	Broker Non-Votes
Vinod M. Khilnani	15,953,558	—	1,297,497	1,429,304
Emily M. Liggett	17,000,375		250,680	1,429,304
Robert J. Phillippy	17,062,463	—	188,592	1,429,304
Patrick Prevost	17,063,553	—	187,502	1,429,304
N. Mohan Reddy	16,629,085	—	621,970	1,429,304
Craig S. Shular	16,828,093	—	422,962	1,429,304
Darlene J. S. Solomon	17,050,863	—	200,192	1,429,304
Robert B. Toth	17,048,660	—	202,395	1,429,304
Jugal K. Vijayvargiya	16,963,635	—	287,420	1,429,304

(2) Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year 2020.
The proposal was approved based on the following vote:

For	17,793,674
Against	861,884
Abstentions	24,801
Broker Non-Votes	—

(3) Advisory vote to approve the compensation of the Company's named executive officers for 2020.
The Company's shareholders approved, on an advisory, non-binding basis the compensation of the Company's named executive officers.

For	16,538,137
Against	617,839
Abstentions	95,079
Broker Non-Votes	1,429,304

Item 9.01 Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Materion Corporation

May 13, 2020	By:	/s/ Stephen Shamrock
Stephen Shamrock
Vice President, Corporate Controller and Investor Relations